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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  December 22, 1998


                        Commission File Number:  0-23289


================================================================================


                                HYBRID NETWORKS, INC.

             (Exact name of Registrant as specified in its Charter)


         DELAWARE                                            77-0252931
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)


                            6409 Guadalupe Mines Road
                           San Jose, California, 95120
                    (Address of principal executive offices)


                                (408) 323-6500
                        (Registrant's telephone number)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On December 22, 1998, Hybrid Networks, Inc. (the "Company") engaged Hein + Associates LLP as the Company's independent accountants to audit the financial statements of the Company as of December 31, 1997 and for the year then ended and to act as the Company's independent accountants on a continuing basis, which engagement will include performing an audit of the Company's financial statements as of December 31, 1998 and for the year then ended.

Neither the Company nor anyone acting on its behalf consulted Hein
+ Associates LLP on any matter during the Company's two most recent fiscal years or the subsequent interim periods.

















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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HYBRID NETWORKS, INC.

Dated:  December 22, 1998

                                    /s/  Carl S. Ledbetter
                                    -----------------------
                                         Carl S. Ledbetter
                                         Chairman and Chief Executive Officer